                        SUPPLEMENT DATED JANUARY 3, 2006
         TO PROSPECTUS FOR JOHN HANCOCK FUNDS II DATED OCTOBER 17, 2005
                               (CLASS NAV SHARES)



Effective January 1, 2006, the Adviser voluntarily reduced the advisory fees for the following portfolios as noted below:

ALL CAP GROWTH FUND

                                                                   BETWEEN
                                         FIRST               $500 MILLION AND           EXCESS OVER
PORTFOLIO                            $500 MILLION               $1 BILLION               $1 BILLION
---------

All Cap Growth Fund...............       0.850%                    0.825%                 0.800%


INTERNATIONAL OPPORTUNITIES FUND

                                                                   BETWEEN
                                        FIRST                 $750 MILLION AND             EXCESS OVER
                                   $750 MILLION OF            $1.5 BILLION OF            $1.5 BILLION OF
PORTFOLIO                        AGGREGATE NET ASSETS       AGGREGATE NET ASSETS       AGGREGATE NET ASSETS
---------

International Opportunities               0.900%                   0.850%                    0.800%
Fund (1).......................

(1) The advisory fee rate is based on Aggregate Net Assets which include the net assets of: the International Opportunities Fund, a series of the Trust, and the International Opportunities Trust, a series of John Hancock Trust.